   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1997

                                                       REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                         CARIBINER INTERNATIONAL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     7389                    13-3466655
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
     JURISDICTION OF      CLASSIFICATION CODE NUMBER)    IDENTIFICATION NO.)
    INCORPORATION OR
      ORGANIZATION)
                              16 WEST 61ST STREET
                         NEW YORK, NEW YORK 10023-7604
                                (212) 541-5300
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                               ----------------

                               ARTHUR F. DIGNAM
     EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL AND ADMINISTRATIVE OFFICER
                         CARIBINER INTERNATIONAL, INC.
                              16 WEST 61ST STREET
                         NEW YORK, NEW YORK 10023-7604
                                (212) 541-5300
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                       COPIES OF ALL COMMUNICATIONS TO:
          BURTON LEHMAN, ESQ.                  MICHAEL W. BLAIR, ESQ.
       SCHULTE ROTH & ZABEL LLP                 DEBEVOISE & PLIMPTON
           900 THIRD AVENUE                       875 THIRD AVENUE
       NEW YORK, NEW YORK 10022               NEW YORK, NEW YORK 10022
            (212) 758-0404                         (212) 909-6000
                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.
  If any of the securities being registered on this Form are to be offered on a delayed or continued basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-18327
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                          PROPOSED
                                             PROPOSED      MAXIMUM
                              AMOUNT         MAXIMUM      AGGREGATE   AMOUNT OF
 TITLE OF EACH CLASS OF       TO BE        OFFERING PRICE  OFFERING  REGISTRATION
SECURITIES TO BE REGISTERED  REGISTERED(1)   PER SHARE(2)   PRICE(2)      FEE
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
Common Stock, $.01 par
 value..................    140,070 shares    $49.3125    $6,907,202  $2,093.09

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(1) Includes 18,270 shares which may be purchased by the Underwriters from the
    Registrant pursuant to an over-allotment option.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, using the average of the high and low sales price on the New York Stock Exchange on February 26, 1997.

                               ----------------
  THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  The information in the Registration Statement filed by Caribiner International, Inc. with the Securities and Exchange Commission (File No. 333-18327) pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 26, 1997.
                                          CARIBINER INTERNATIONAL, INC.

                                                  /s/ Raymond S. Ingleby
                                          By___________________________________
                                            Name: Raymond S. Ingleby
                                            Title: Chairman of the Board
                                                 andChief Executive Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


       /s/ Raymond S. Ingleby        Chairman of the Board, Chief  February 26, 1997
____________________________________   Executive Officer and
         Raymond S. Ingleby            Director
                 *                   Executive Vice President,     February 26, 1997
____________________________________   Chief Financial and
          Arthur F. Dignam             Administrative Officer and
                                       Secretary (Principal
                                       Financial and Accounting
                                       Officer)
                 *                   Director                      February 26, 1997
____________________________________
           Errol M. Cook
                 *                   Director                      February 26, 1997
____________________________________
           Sidney Lapidus
                 *                   Director                      February 26, 1997
____________________________________
         David E. Libowitz
                 *                   Director                      February 26, 1997
____________________________________
          Bryan D. Langton

     /s/ Raymond S. Ingleby
By:____________________________
       Raymond S. Ingleby
        Attorney-in-Fact

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                      DESCRIPTION OF DOCUMENT
  -------                     -----------------------
     5     Opinion of Schulte Roth & Zabel LLP (including the consent of such firm) regarding the legality of the securities being offered
    23.1   Consent of Schulte Roth & Zabel LLP (included as part of
           Exhibit 5 hereto)
    23.2   Consent of Ernst & Young LLP (New York, New York),
           independent auditors
    23.3   Consent of Ernst & Young (London, England), Chartered
           Accountants
    23.4   Consent of Ernst & Young LLP (Atlanta, Georgia), independent auditors
    24.1   Power of Attorney (filed on the signature page to
           Registration Statement on Form S-1 of the Company (File No.
           333-18327) and incorporated by reference)